DEAR FELLOW SHAREHOLDERS:

Your Fund has completed two years of successful operation. The Fund declared a $0.90 dividend in December 1996 and closed on March 31, 1997 at $12.64. This equates to an annualized return of 9.23%. The Fund's value has risen significantly in the past few weeks to $13.94.

                        April 1, 1996     March 31,1997       May 28, 1997
                        -------------     -------------       ------------

Total Net Assets          $9,059,632        $10,939,999         $12,898,016
Net Asset Value           $12.38*            $12.64**            $13.94**

* After payment of $0.41 dividend
** After payment of $0.90 dividend

Although JVF had a successful year, the Fund lagged the S&P 500's performance. Much of the S&P 500 gains were due to excessive rises in the large cap stocks. JVF was precluded from investing in these stocks because at inception the stocks had already moved out of the Optimum Buy Range. In recent weeks, the small cap stocks are beginning to rise which is evident in the increase in JVF's Net Asset Value. From April 30 to May 28, 1997 JVF is up 10.6% where as the S&P 500 is up only 5.9%. As the portfolio matures and more and more stocks move into the Optimum Sell Range, we expect to participate in upward moves in all sectors of the market.

Currently, market valuation and volatility are reaching new highs. Under this environment, it is paramount that the advisor keep in focus the goals of preservation of capital and long term capital appreciation. The following table shows the declines in major averages compared with JVF:

                                                 Max % Decline From Peak
                                Date of Peak      through May 28, 1997
                                ------------     -----------------------

         Dow Industrials         3/10/97                -11.8%
         S&P 500                 2/14/97                -10.3%
         NASDAQ Composite        1/24/97                -14.6%
         JVF                     3/15/97                 -6.2%

This favorable divergence is due to our strategy of value investing and risk management as well as our 33% cash position. When the market declined we invested in many undervalued securities and reduced our cash position down to 22%.

The portfolio turnover rate for JVF during the first year of operation was 45% and for the last year rose to 55%. Most of the investment positions have been established in the last two years and it takes 1-3 years for the stocks to move from the Optimum Buy Range to the Optimum Sell Range. This low turnover rate indicates that the overall portfolio is still undervalued.

Thus, prudent cash management, sound risk management, value investing, and diversification are keys to long term capital appreciation and preservation of capital.


                               JVF TOP 10 HOLDINGS

         INDIVIDUAL COMPANIES
         --------------------

         1.   K Mart Corp                                4.48%
         2.   Chiquita Brands International              3.36%
         3.   Empresas ICA ADR                           2.74%
         4.   Woolworth Corp                             2.08%
         5.   Westinghouse Electric                      1.81%
         6.   Telefonos de Mexicao ADR                   1.68%
         7.   Best Buy Co. Inc                           1.35%
         8.   Bethlehem Steel                            1.30%
         9.   Centerior Energy                           1.24%
         10   Noram Energy Corp                          1.08%

              TOTAL                                     21.12%

         INDUSTRIES
         ----------

         1.   Retail - Department Stores                 4.48%
         2.   Utilities-Electric                         4.18%
         3.   Computer Software                          3.93%
         4.   Telecommunication Equipment                3.88%
         5.   Electronic Semiconductor                   3.87%
         6.   Building/Construction                      3.53%
         7.   Food                                       3.53%
         8.   Steel                                      2.83%
         9.   Computers - Mini/Micro                     2.55%
         10.  Retail - Discount & Variety                2.21%

              TOTAL                                     34.99%


MARKET OUTLOOK:

In the last annual report we wrote that the market is overvalued and volatile. Nothing has changed since then; the market has been making new highs with roller coaster volatility. I wrote then that this market is driven by positive economic fundamentals and may continue to move to a higher trading range predicated by:

1.  Favorable interest rate environment

2.  Contained inflation
3.  Rising employment without wage pressure
4.  Rising dollar attracting foreign investment in US securities
5. Rising corporate earnings, competitive position of US companies, balance sheet improvement, and share repurchase programs
6.  Increasing investments in equity and index mutual funds
7. Increasing global demand for goods and services due to increasing purchasing power
8. Free global movement of goods, labor, and capital due to privatization, liberalization and technological revolution
9. Rising GDP and declining deficit, potential capital gains and estate tax cut, and entitlement spending cuts

These are powerful economic factors driving this market. The market has been in a secular uptrend and may continue higher for a long time. However, some of the positive economic factors listed above are leveling or reversing their current trend. The Federal Reserve has already begun to tighten monetary policy, the strong US dollar has weakened in recent weeks, and the rate of cashflow into equity mutual funds is leveling. The current market is overvalued with respect to historical fundamentals such as price/earnings, price/book, price/sales, and market capitalization/GDP. Overvaluation in these ratios, as well as, leveling or reversing of positive economic trends warrant greater caution and prudent investment management.

Your Fund is appropriately positioned with respect to cash and stock diversification to take advantage of any scenario that may emerge. We will continue to use our disciplined investment strategy of sound stock selection/valuation and risk management; Buying stock in the Optimum Buy Range and Selling in the Optimum Sell Range.

We are optimistic that the past uptrend in the performance of your Fund will continue in the future.

Sincerely,

Ramesh C. Jhaveri                              Saumil R. Jhaveri
Chief Executive Officer                        President


                                 FUND OBJECTIVE

The Jhaveri Value Fund's objective is:

         - Long-term capital appreciation

                          INVESTMENT OPERATING STRATEGY

The Jhaveri Value Fund's operating strategy is designed to achieve it's objective through disciplined Buy/Sell/Hold decisions based on:

         - Stock Selection/Valuation Model comprised of proprietary stock, industry, and market models (see prospectus for details)

         - Risk Management Strategy designed to reduce purchase cost, protect profit, and preserve capital (see prospectus for details)

The manager believes this strategy will achieve long-term capital appreciation at lower risk.

                                 STOCK UNIVERSE

The Jhaveri Value Fund's stock universe is comprised of 1500 stocks traded on NYSE, NASDAQ, and AMEX markets. These 1500 stocks represent:

         - More than 125 industries in all sectors of the economy
         - More than 80% of the market capitalization in these markets
         - More than 70% of the daily trading volume in these markets
         - More than 200 foreign large capitalization stocks traded as ADRs on U.S. exchanges
         - More than 500 U.S. multinational compaines earning more than 40% of revenue from export or direct investment in foreign countries

                      GROWTH OF $10,000 INVESTMENT IN JVF

                                   [GRAPHIC]

                                          3/31/96    3/31/97
                                          -------    -------
                               S&P 500    $12,665    $15,099
                               JVF        $10,680    $11,667

* Past performance is not predictive of future performance. The value of your shares will fluctuate and will be worth more of less than their original cost at the time of redemption.


                               JHAVERI VALUE FUND
                              FINANCIAL HIGHLIGHTS
                  For a share outstanding throughout the period

                                                                 For the period
                                                 For the year       5/1/95 *
                                                    ended           through
                                                   3/31/97          3/31/96
                                                ------------     -------------

Net asset value - beginning of period                $12.38           $12.00

Income from investment operations
Net investment income (loss)                          (.11)              .00
Net gain on investments both
realized and unrealized                                1.27              .79
                                                  ---------        ---------
Total from investment operations                       1.16            12.79

Less distributions
Dividends from net investment income                    -                .04
Dividends from capital gains                            .90              .37
                                                  ---------        ---------
Net asset value - end of period                      $12.64           $12.38
                                                  =========        =========
Total Return                                          9.23%            7.45%**

Ratios/supplemental data
Net assets, end of period (in 000's)                 11,014            9,124
Ratio of expenses to average net assets               2.50%            2.50%**
Ratio of net investment income (loss)
to average net assets                                (.87)%            (.02)%**
Portfolio turnover rate                              54.48%           45.23%
Average commission rate paid                          .0363              -


* Commencement of Operations
**Annualized

                             SCHEDULE OF INVESTMENTS
                            JHAVERI VALUE FUND, INC.
                                 MARCH 31, 1997

COMMON STOCKS - 68.79%

     Shares       Company                                  Market Value
     ------       -------                                  ------------

AUTO PARTS-RETAIL/WHOLESALE - 0.41%

         500      Autozone Inc *                               $ 11,250
       2,100      Discount Auto Parts *                          33,600
                                                           ------------
                                                                 44,850

AUTO/TRUCK-REPLACE/ORIG.PARTS - 0.70%

       4,700      Exide Corp                                     76,963

AUTOMOBILE-MANUFACTURING - 0.32%

         400      Chrysler Corp                                  12,000
         720      Ford Motor Company                             22,590
                                                           ------------
                                                                 34,590

BANKS-REGIONAL - 0.08%

         700      Apple South Inc                                 9,188

BROADCASTING-RADIO/TV/CABLE - 0.19%

         800      Cascade Communications *                       21,100

BUILDING-HEAVY CONSTRUCTION - 3.53%

      19,000      Empresas ICA Sociedad S.A.ADR *               301,625
      14,300      Grupo Tribasa S.A. ADR *                       87,588
                                                           ------------
                                                                389,213

BUILDING-RESIDENT/COMMERCIAL - 0.27%

       2,200      Kaufman & Broad Home Corp                      29,150

BUSINESS PRODUCTS-RETAIL/WHLES - 0.29%

         500      Black & Decker Corp                            16,063
       1,400      BMC West Corp *                                16,100
                                                           ------------
                                                                 32,163

CHEMICALS-DIVERSIFIED - 0.12%

       1,000      Rexene Corp                                    13,375

COMMERCIAL SERVICES-MISC - 1.26%

       6,400      First Alert Inc *                              18,400
       1,700      Franklin Quest Co *                            35,913
         800      Physicians Res. Corp *                         10,600
       2,700      Sensormatic Electronics Corp                   45,563
       1,500      Value Health Inc *                             27,750
                                                           ------------
                                                                138,226

   The accompanying notes are an integral part of these financial statements


     Shares       Company                                  Market Value
     ------       -------                                  ------------

COMPUTER-GRAPHICS - 1.50%

       5,000      Diamond Multimedia Systems *                   45,625
      12,700      Scitex Ltd. Ord                               107,950
         600      Silicon Graphics Inc *                         11,700
                                                           ------------
                                                                165,275

COMPUTER-INTEGRATED SYSTEMS - 0.34%

       6,500      System Software                                37,781

COMPUTER-LOCAL NETWORK - 1.98%

       1,300      3 Com Corp *                                   42,575
       2,500      Bay Networks, Inc *                            44,688
         300      Cisco Systems *                                14,438
       2,200      Fore Systems Inc *                             33,000
       2,300      Netcom On-Line *                               22,138
       7,000      Shiva Corp *                                   61,688
                                                           ------------
                                                                218,527

COMPUTER-MAINFRAMES - 1.07%

       1,000      Amdahl Corporation *                            9,375
       1,500      Sequent Computer Systems *                     22,500
      13,400      Unisys Corp *                                  85,425
                                                           ------------
                                                                117,300

COMPUTER-MINI/MICRO - 2.55%

       3,800      Apple Computer *                               69,350
      17,300      AST Research Inc *                             82,175
       3,600      Digital Equipment Corp *                       98,550
       2,600      Tandem Computers *                             30,875
                                                           ------------
                                                                280,950

COMPUTER-PERIPHERAL EQUIPMENT - 1.12%

      11,400      Alliance Semiconductor Corp *                  92,625
       5,400      Proxima Corp *                                 30,375
                                                           ------------
                                                                123,000

COMPUTER-SERVICES - 0.39%

      12,700      Intelligent Electronics Inc *                  42,863

COMPUTER-SOFTWARE - 3.93%

         500      Access Health Inc *                             7,188
      13,200      Acclaim Entertainment *                        62,700
         300      Adobe Systems Inc                              12,038
      16,900      Banyan Systems Inc *                           34,856
       1,000      Filenet *                                      16,125
       4,700      FTP Software Inc *                             27,319
       1,000      Informix Corporation *                         15,125
       5,500      Learning Inc *                                 36,438
       5,500      Macromedia Inc *                               49,844
         900      Microcom Inc *                                  7,988
       9,300      Netmanage Inc *                                26,447
       4,000      Novell Inc *                                   38,000

   The accompanying notes are an integral part of these financial statements

     Shares       Company                                  Market Value
     ------       -------                                  ------------

       1,700      Sybase Inc *                                   23,800
         900      Symantec Corp *                                12,825
       3,900      Wall Data Inc *                                62,400
                                                           ------------
                                                                433,093

DIVERSIFIED OPERATION - 0.29%

           0      Hanson Plc ADR                                      6
       1,400      Jostens Incorporated                           31,675
                                                           ------------
                                                                 31,681

ELECTRONIC PRODUCTS/MISC. - 0.16%

         200      Hitachi Ltd                                    17,575

ELECTRONIC-EQUIPMENT - 0.22%

       1,700      Input/Output *                                 24,650

ELECTRONIC-SEMICONDUCTORS - 3.87%

       1,700      Chips & Technology *                           17,638
       3,000      Cirrus Logic Inc *                             36,375
       1,700      Cypress Semiconductor *                        21,250
       1,200      DSP Communications *                           11,550
       2,700      Integrated Device Technology *                 27,000
       6,700      Integrated Silicon Solution *                  57,369
       3,000      International Rectifier *                      35,625
         600      LSI Logic Corp *                               20,850
       1,100      Micron Technology Inc                          44,550
       2,000      Network Peripherals Inc *                      18,250
       7,000      Opti Inc *                                     40,250
         500      Sierra Semiconductor *                          8,063
       6,200      Tseng Labs Inc *                               18,600
       1,200      VLSI Technology Inc *                          20,775
       2,100      Watkins Johnson                                48,038
                                                           ------------
                                                                426,183

ENERGY-ALTERNATE SOURCES - 0.24%

         821      The Energy Group *                             26,383

FINANCE-CONSUMER LOANS - 0.16%

       1,900      Olympic Financial Ltd *                        17,575

FINANCIAL SERVICES MISC. - 0.56%

         900      Advanta Corp                                   24,188
       3,700      Medaphis Corp *                                37,925
                                                           ------------
                                                                 62,113

FOOD-MISC. PREPARATION - 3.53%

       1,057      Archer Daniels Midland                         18,894
      23,700      Chiquita Brands Intl.Inc                      370,313
                                                           ------------
                                                                389,207

   The accompanying notes are an integral part of these financial statements




     Shares       Company                                  Market Value
     ------       -------                                  ------------

HOTELS & MOTELS - 0.27%

         500      ITT Corp *                                     29,438

HOUSEHOLD-APPLIANCES - 0.10%

         600      Singer Company                                 10,950

HOUSEWARES - 0.79%

       6,800      Shaw Industries Inc                            86,700

INSURANCE-LIFE/PROPERTY/CAS. - 0.46%

       3,000      John Alden Finl Corp                           50,250

LASERS-SYSTEMS/COMPONENTS - 0.32%

       5,500      Summit Technology, Inc *                       35,750

LEISURE PRODUCTS - 0.87%

       4,700      Avid Technology Inc *                          61,981
       3,800      Oakley Inc *                                   34,200
                                                           ------------
                                                                 96,181

LEISURE SERVICES - 0.29%

       1,000      Aztar Corp *                                    7,125
         600      Harrah Entertainment *                         10,275
         900      Intl Game Technology                            4,513
                                                           ------------
                                                                 31,913

MACHINERY-ELECTRICAL EQUIPMENT - 1.81%

      11,250      Westinghouse Electric Corp                    199,688

MEDICAL INSTRUMENTS/PRODUCTS - 0.11%

         400      United States Surgical Corp                    12,200

MEDICAL-DRUGS - 0.81%

       6,000      Carter Wallace Inc                             81,750
         700      Perrigo Company *                               7,613
                                                           ------------
                                                                 89,363

MEDICAL-GENERIC DRUGS - 0.92%

       2,900      Copley Pharmaceutical *                        18,850
       4,200      Ivax Corp                                      41,475
       2,800      Mylan Labs Inc                                 40,950
                                                           ------------
                                                                101,275

MEDICAL-HEALTH MAINT.ORG. - 1.25%

       2,000      Healthsource Inc *                             41,000
       1,000      Humana Inc *                                   22,000


   The accompanying notes are an integral part of these financial statements

     Shares       Company                                  Market Value
     ------       -------                                  ------------

       4,614      Olsten Corporation                             74,401
                                                           ------------
                                                                137,401

MEDICAL-HOSPITALS/NURSING HOME - 0.49%

       1,000      Horizon Healthcare *                           15,500
       1,800      Sun Healthcare Group *                         25,875
       1,500      Transitional Hospitals Corp *                  12,938
                                                           ------------
                                                                 54,313

MEDICAL-OUTPATIENT/HOME CARE - 0.55%

      10,200      Coram Healthcare Corp *                        40,800
       1,600      Novacare Inc *                                 19,400
                                                           ------------
                                                                 60,200

METAL ORES-GOLD/NON-FERROUS - 0.23%

         400      Cyprus Amax Minerals Co                         9,500
       1,000      Pegasus Gold Inc *                              8,125
         400      Placer Dome Inc                                 7,250
                                                           ------------
                                                                 24,875

MISC. - 0.27%

       1,000      American Oncology Res *                         8,750
       2,500      Mentor Graphics *                              20,938
         200      Texas General Resources *                           0
                                                           ------------
                                                                 29,688

OIL & GAS-FIELD SERVICES - 0.35%

       1,800      McDermott Intl Inc                             38,475

OIL & GAS-US INTEGRATED - 0.09%

         400      Occidental Petroleum Corp                       9,850

OIL REFINING & MARKETING - 0.08%

         600      Quaker State Corp                               9,225

PAPER & PAPER PRODUCTS - 0.07%

         500      Abitibi Price Inc                               7,250

POLLUTION CONTROL-EQUIPMENT/SV - 0.66%

       4,900      Safety Kleen Corp                              72,275

PUBLISHING-BOOKS/NEWS/PERIODIC - 0.21%

         800      Scholastic Corp                                22,600

RETAIL-APPAREL/SHOE - 0.46%

         800      Ann Taylor Stores *                            16,300
       1,600      Designs Inc *                                   9,000

   The accompanying notes are an integral part of these financial statements


     Shares       Company                                  Market Value
     ------       -------                                  ------------

       1,400      Limited Inc                                    25,725
                                                           ------------
                                                                 51,025

RETAIL-CONSUMER ELECTRIC - 1.35%

      14,500      Best Buy Co. Inc *                            148,625

RETAIL-DEPARTMENT STORES - 4.48%

      40,700      K Mart Corporation *                          493,488

RETAIL-DISCOUNT & VARIETY - 2.21%

         500      Wal-Mart Stores Inc                            13,938
       9,800      Woolworth Corp                                229,075
                                                           ------------
                                                                243,013

RETAIL-DIVERSIFIED/MISC. - 1.11%

       5,300      Michaels Stores Inc *                          97,388
         500      Sports Authority Inc *                          9,313
       2,300      Sunglass Hut *                                 16,100
                                                           ------------
                                                                122,801

RETAIL-FOOD & RESTAURANT - 1.10%

       6,400      Fleming Companies Inc                         112,000
       1,900      Shoney's Inc *                                  9,263
                                                           ------------
                                                                121,263

RETAIL-HOME FURNISHINGS - 0.43%

      11,600      Bombay Co. Inc *                               47,850

RETAIL-MAIL ORDER & DIRECT - 0.55%

       2,300      Fingerhut Cos Inc                              32,200
       2,200      Micro Warehouse Inc *                          28,875
                                                           ------------
                                                                 61,075

RETAIL/WHOLESALE - OFFICE SUPPLIES - 0.21%

       1,000      Corporate Express *                            10,250
       1,000      Officemax Inc *                                13,000
                                                           ------------
                                                                 23,250

RETAIL/WHOLESALE COMPUTERS - 0.24%

       1,700      Compusa Inc *                                  26,775

RETAIL/WHOLESALE-JEWELRY - 0.08%

       2,500      Service Merchandise Co. Inc *                   8,438

RUBBER-TIRES - 0.20%

       1,200      Cooper Tire & Rubber                           22,200

   The accompanying notes are an integral part of these financial statements

     Shares       Company                                  Market Value
     ------       -------                                  ------------

SHOES & RELATED APPAREL - 0.37%

       1,300      Brown Group Inc                                21,613
       1,300      Stride Rite Corp                               19,500
                                                           ------------
                                                                 41,113

STEEL-PRODUCERS - 2.83%

      17,300      Bethlehem Steel Corp                          142,725
       3,200      Birmingham Steel Corp                          56,000
       2,900      LTV Corp. New                                  36,613
       1,200      USX-Us Steel                                   31,950
       6,500      WHX Corp                                       43,875
                                                           ------------
                                                                311,163

TELECOMMUNICATION EQUIPMENT - 3.88%

       1,200      Adtran Inc *                                   30,000
       8,900      Antec Corp *                                   70,088
       2,000      California Microwave Inc *                     28,750
      19,900      Compression Labs Inc *                         39,800
       3,000      General Instruments Corp *                     68,625
       5,800      Glenayre Tech *                                57,275
       1,600      Picturetel Corp *                              19,000
       1,800      Premisys Communications *                      14,625
       6,500      Scientific Atlantic Inc                        99,125
                                                           ------------
                                                                427,288

TELECOMMUNICATION SERVICES - 0.49%

         300      AT&T Corp                                      10,425
         500      Frontier Corp                                   8,938
         500      Hongkong Telecom                                8,188
       1,600      LCI Intl *                                     26,779
                                                           ------------
                                                                 54,330

TEXTILE/APPAREL-MILL PRODUCTS - 0.08%

       1,700      Starter Corp                                    8,288

TRANSPORTATION-EQUIP./LEASING - 0.47%

       3,000      Wabash National Corp                           52,125

TRANSPORTATION-TRUCK - 0.71%

       5,600      American Freightways *                         78,050

TRUCKS & PARTS-LONG HAUL - 0.52%

       6,100      Navistar Intl Corp *                           57,188

UTILITY-ELECTRIC POWER - 4.18%

      13,500      Centerior Energy Corp                         136,688
         500      Consolidated Edison Co. N.Y. Inc               15,000
       3,000      Edison Intl                                    67,500
       1,600      Entergy Corp. New                              39,200
         400      Florida Prog. Corp                             12,150

   The accompanying notes are an integral part of these financial statements



     Shares       Company                                  Market Value
     ------       -------                                  ------------

       4,000      Niagara Mohawk Power Corp *                    34,000
       8,000      Northeast Utility *                            63,000
       3,500      Pacific Gas & Electric Co                      82,250
         400      Public Services Enterprises                    10,500
                                                           ------------
                                                                460,288

UTILITY-GAS DISTRIBUTION - 1.08%

       8,150      Noram Energy Corp                             119,194

UTILITY-TELEPHONE - 1.68%

       4,800      Telefonos De Mexico S.A.ADR                   184,800

         Total Common Stocks (Cost $7,721.647)              $ 7,576,464
                                                            ===========

SHORT TERM INVESTMENTS - 31.03%

   3,417,297      Star Treasury Fund                          3,417,297


         Total Short Term Investments (Cost $3,417,297)     $ 3,417,297
                                                            ===========
TOTAL INVESTMENTS - 99.81%

         Total Investments (Cost $11,138,944)              $ 10,993,761

         Other assets less liabilities - 0.19%                   20,609
                                                           ------------
TOTAL NET ASSETS 100.00%                                   $ 11,014,370
                                                            ===========


* Non-Income Producing

   The accompanying notes are an integral part of these financial statements

                               JHAVERI VALUE FUND
                       STATEMENT OF ASSETS AND LIABILITIES
                                 March 31, 1997

ASSETS

Investments in securities, at value (cost $11,138,944)             $ 10,993,761
Receivable for securities sold                                          166,402
Receivable for dividends and interest                                    17,125
                                                                   ------------
Total assets                                                         11,177,288
                                                                   ------------

LIABILITIES

Payable for investment securities purchased                             137,145
Payable for Fund shares redeemed                                            625
Accrued operating expenses & other                                       25,148
                                                                   ------------
Total Liabilities                                                       162,918
                                                                   ------------

NET ASSETS

Net assets (equivalent to $12.64 per share based on 871,129
shares of capital stock outstanding)                               $ 11,014,370
                                                                   ============

Composition of Net Assets:

Paid in capital                                                    $ 10,668,515
Accumulated  net realized gain on investments                           491,038
Net unrealized appreciation/(depreciation) on investments              (145,183)
                                                                   ------------

NET ASSETS, MARCH 31, 1997                                         $ 11,014,370
                                                                   ============


   The accompanying notes are an integral part of these financial statements



                               JHAVERI VALUE FUND
                             STATEMENT OF OPERATIONS
                               For the year ended
                                 March 31, 1997

INVESTMENT INCOME

Interest                                                            $    68,107
Dividends                                                               101,813
                                                                    -----------
Total Investment Income                                                 169,920
                                                                    -----------

EXPENSES

Operating Expenses (Note 3)                                             261,501
                                                                    -----------

Net investment income/(loss)                                            (91,581)
                                                                    -----------

Net realized gain on securities transactions                          1,118,701
Net change in unrealized appreciation/(depreciation)
on investments                                                          (98,063)
                                                                    -----------
Net gain on investments                                               1,020,638
                                                                    -----------

Net increase in net assets resulting from operations                $   929,057
                                                                    ===========

   The accompanying notes are an integral part of these financial statements

                               JHAVERI VALUE FUND
                       STATEMENT OF CHANGES IN NET ASSETS

                                                                                For the period
                                                             For the year           5/1/95 *
                                                                ended               through
                                                               3/31/97              3/31/96
                                                             ------------       --------------

INCREASE IN NET ASSETS FROM OPERATIONS:

Net investment income/(loss)                                $    (91,581)       $     (1,942)
Net realized gain on securities transactions                   1,118,701             493,020
Net change in unrealized
appreciation/(depreciation) of investments                       (98,063)            (47,120)
                                                            ------------        ------------
Net increase in net assets resulting from operations             929,057             443,958
                                                            ------------        ------------

DISTRIBUTION TO SHAREHOLDERS:

From net investment income                                             0             (28,824)
From net realized gain on investments                           (731,713)           (266,622)

FUND SHARE TRANSACTIONS:

Net proceeds from shares sold                                  1,883,314           9,304,052
Dividends reinvested                                             730,776             294,450
Payment for shares redeemed                                     (921,415)           (722,663)
                                                            ------------        ------------
Net increase in net assets from fund
share transactions                                             1,692,675           8,875,839
                                                            ------------        ------------

NET ASSETS:

Beginning of period                                            9,124,351             100,000
                                                            ------------        ------------
End of period                                               $ 11,014,370        $  9,124,351
                                                            ============        ============

* Commencement of Operations

The accompanying notes are an integral part of these financial statements

                               JHAVERI VALUE FUND
                          NOTES TO FINANCIAL STATEMENTS
                                 MARCH 31, 1997

NOTE 1. ORGANIZATION

The Jhaveri Trust (the "Trust") is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Trust was established under the laws of Ohio by an Agreement and Declaration of Trust dated January 18, 1995 (the "Trust Agreement"). The Trust Agreement permits the Trustees to issue an unlimited number of shares of beneficial interest of separate series without par value. Shares of one series have been authorized, which shares constitute the interests in the Jhaveri Value Fund (the "Fund").

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Security Valuation-Securities which are traded on any exchange or on the NASDAQ over-the-counter market are valued at the last quoted sale price. Lacking a last sale price, a security is valued at its last bid price except when, in the Adviser's opinion, the last bid price does not accurately reflect the current value of the security. All other securities for which over-the-counter market quotations are readily available are valued at their last bid price. When market quotations are not readily available, when the Adviser determines the last bid price does not accurately reflect the current value or when restricted securities are being valued, such securities are valued as determined in good faith by the Adviser, in conformity with guidelines adopted by and subject to review of the Board of Trustees of the Trust.

Fixed income securities generally are valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Adviser believes such prices accurately reflect the fair market value of such securities. A pricing service utilizes electronic data processing techniques based on yield spreads relating to securities with similar characteristics to determine prices for normal institutional-size trading units of debt securities without regard to sale or bid prices. When prices are not readily available from a pricing service, or when restricted or illiquid securities are being valued, securities are valued at fair value as determined in good faith by the Adviser, subject to review of the Board of Trustees. Short term investments in fixed income securities with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity, are valued by using the amortized cost method of valuation, which the Board has determined will represent fair value.

Federal Income Taxes-The Fund intends to qualify each year as a iregulated investment companyi under the Internal Revenue Code of 1986, as amended. By so qualifying, the Fund will not be subject to federal income taxes to the extent that it distributes substantially all of its net invesment income and any realized capital gains.

Dividends and Distributions-The Fund intends to distribute substantially all of its net investment income as dividends to its shareholders on an annual basis. The Fund intends to distribute its net long term capital gains and its net short term capital gains at least once a year.

Other-The Fund follows industry practice and records security transactions on the trade date. The specific identification method is used for determining gains or losses for financial statements and income tax purposes. Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrued basis.

NOTE 3. INVESTMENT ADVISORY AGREEMENT

The Trust has an investment advisory agreement with Investments Technology, Inc. Ramesh C. Jhaveri and Saumil R. Jhaveri may be deemed to be controlling persons and affiliates of the Adviser due to their ownership of its shares and their positions as officers and directors of the Adviser. They, because of such affiliation, may receive benefits from the management fees paid to the Adviser.

Under the terms of the managment agreement, (the "Agreement"), the Adviser manages the Fund's investments subject to approval of the Board of Trustees and pays all of the expenses of the Fund except brokerage, taxes, interest, expenses incurred in connection with the organization and initial registration of its shares and extraordinary expenses. As compensation for its management services and agreement to pay the Fund's expenses, the Fund is obligated to pay the Adviser a fee computed and accrued daily and paid monthly at an annual rate of 2.50% of the average daily net assets of the Fund. In this regard, it should be noted that most investment companies pay their own operating expenses directly, while the Fund's expenses, except those specified above, are paid by the Adviser. For the year ended March 31, 1997, the adviser has received a fee of $261,501 from the Fund.

NOTE 4. DISTRIBUTIONS TO SHAREHOLDERS

On December 13, 1996, a distribution of $0.90 aggregating $731,713 was declared from net realized gains from investment transactions (including $0.71 applicable to short-term gains that are taxable to shareholders as ordinary income dividends) during 1996. The dividend was paid December 14, 1996, to shareholders of record on December 12, 1996.

NOTE 5. CAPITAL SHARE TRANSACTIONS

As of March 31, 1997 there was an unlimited number of no par value shares of capital stock authorized for the Fund. Transactions in capital stock were as follows:

                                                         For the period May 1,
                                                         1995 (Commencement
                              For the year ended        of Operations) through
                                March 31, 1997             March 31, 1996
                            ----------------------     -----------------------
                             Shares       Amount        Shares        Amount
                            --------     --------      --------      --------

Shares sold                  148,339    $1,883,314      762,797     $9,304,052

Shares issued in
reinvestment of dividends     56,737       730,776       25,318        294,450

Shares redeemed             (70,700)     (921,415)     (59,695)      (722,663)
                             -------      --------      -------      ---------

Net increase                 134,376    $1,692,675      728,420     $8,875,839
                             =======     =========      =======      =========

Total paid in capital                  $10,668,515                  $8,975,839
                                        ==========                   =========

NOTE 6. INVESTMENTS

For the year ended March 31, 1997 purchases and sales of investment securities, other than short-term investments, aggregated $4,884,322 and $7,174,652 respectively. The gross unrealized appreciation for all securities totaled $862,132 and the gross unrealized depreciation for all securities totaled $1,007,315 or a net unrealized depreciation of $145,183. The aggregate cost of securities for federal income tax purposes at March 31, 1997 was $11,228,242.

NOTE 7. RECLASSIFICATION OF CAPITAL ACCOUNTS

The Fund has adopted Statement of Position 93-2, Determination, Disclosure and Financial Statement Presentation of Income, Capital Gain and Return of Capital Distributions by Investment Companies. As a result of this statement, the Fund changed the classification of distributions to shareholders to better disclose the difference between financial statement amounts and distributions determined in accordance with income tax regulations. Accordingly, undistributed net investment loss and undistributed capital gains have been adjusted as of May 31, 1997 in the following amounts. These restatements did not affect net investment income, net realized gain (loss) or net assets for the year ended March 31, 1997.

         Undistributed Net Investment Loss           Realized Capital Gains
         ---------------------------------           ----------------------

                      122,348                                (122,348)



                  [McCURDY & ASSOCIATES CPA'S, INC. LETTERHEAD]


                          INDEPENDENT AUDITOR'S REPORT
                          ----------------------------

To The Shareholders and
Board of Trustees
Jhaveri Value Fund

We have audited the accompanying statement of assets and liabilities of Jhaveri Value Fund, including the schedule of portfolio investments, as of March 31, 1997, and the related statement of operations for the year then ended, and the statement of changes in net assets, and financial highlights for the year then ended and for the period from May 1, 1995 (commencement of operations) to March 31, 1996 in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. our procedures included confirmation of investments and cash held by the custodian as of March 31, 1997, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide A reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Jhaveri Value Fund as of March 31, 1997, the results of its operations for the year then ended, and the changes in its net assets, and the financial highlights for the year then ended and for the period from May 1, 1995 (commencement of operations) to March 31, 1996 in the period then ended, in conformity with generally accepted accounting principles.


/s/ McCurdy & Associates CPA'S, Inc.

McCurdy & Associates CPA'S, Inc.
Westlake, Ohio 44145
April 22, 1997